Exhibit 10.2

THIRD AMENDMENT TO THE AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

This THIRD AMENDMENT dated as of February 10, 2016 to the Amended and Restated Investment Management Agreement ("Agreement") dated as of December 23, 2014 is entered into between WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the "Advisor"), and ONEBEACON INSURANCE GROUP, LTD., an exempted limited liability company organized under the laws of Bermuda (the "Client"). Capitalized terms used but not defined herein have the meaning set forth in the Agreement.

WHEREAS, the Advisor and the Client are parties ("Parties") to the Agreement; and

WHEREAS, pursuant to Section 18 of the Agreement, the Client and Advisor desires to modify certain terms of the Agreement.

WHEREAS, pursuant to Section 17 of the Agreement, the Client and Advisor desire to add OB (Barbados) International SRL and Grand Marais Capital Limited to the Agreement as Affiliated Companies of the Client and to have OB (Barbados) International SRL and Grand Marais Capital Limited acknowledge such addition.

NOW, THEREFORE, the Parties, intending to be legally bound agree as follows:

1.Schedule B to the Investment Management Agreement is hereby updated to read in its entirety as set forth in Schedule B to this Amendment.

2.All terms used herein and not otherwise defined having the meanings set forth in the Investment Management Agreement.

3.Except as expressly modified by this Amendment, the Investment Management Agreement is hereby ratified and confirmed in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

ADVISOR:		CLIENT:

WHITE MOUNTAINS ADVISORS LLC		ONEBEACON INSURANCE GROUP, LTD.

By	/s/ Kevin B. Crawford	By	/s/ Sarah A. Kolar
Print:	Kevin B. Crawford	Print:	Sarah A. Kolar
Title:	CCO	Title:	Secretary

ADDED COMPANY:		ADDED COMPANY:

OB (Barbados) International SRL		Grand Marais Capital Limited

By	/s/ John Sinkus	By	/s/ Davina Smith
Print:	John Sinkus	Print:	Davina Smith
Title:	Director	Title:	Director

SCHEDULE B
AFFLIATED COMPANIES

Mill Shares Holdings (Bermuda) Ltd.
OneBeacon Holdings (Gibraltar) Limited
WM Belvaux (Luxembourg) S.à.r.l.
OneBeacon Investments (Luxembourg) S.à.r.l.
WM Findel (Luxembourg) S.à.r.l.
WM Kehlen (Luxembourg) S.à.r.l.
WM Queensway (Gibraltar) Limited
OneBeacon Insurance Group LLC
OneBeacon U.S. Enterprises Holdings, Inc.
OneBeacon U.S. Financial Services, Inc.
OneBeacon U.S. Holdings, Inc.
Atlantic Specialty Insurance Company
Homeland Insurance Company of Delaware
Homeland Insurance Company of New York
OneBeacon Select Insurance Company
OBI National Insurance Company
OneBeacon Specialty Insurance Company
OBI America Insurance Company
A.W.G. Dewar, Inc.
EBI Claims Services, LLC
National Marine Underwriters, Inc.
OneBeacon Entertainment, LLC
OneBeacon Professional Insurance, Inc.
OneBeacon Services, LLC
OneBeacon Sports and Leisure, LLC
Split Rock Insurance, Ltd.
OB (Barbados) International SRL
Grand Marais Capital Limited

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